                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant     |X|

Filed by a Party other than the Registrant      |_|

Check the appropriate box:

|_|     Preliminary Proxy Statement
|X|     Definitive Proxy Statement
|_|     Definitive Additional Materials
|_|     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                                ACETO CORPORATION
                (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|     No fee required.

|_|     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)     Title of each class of securities to which transaction applies:
                Common Stock, par value $.01 per share

        (2)     Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        (4)     Proposed maximum aggregate value of transaction:

        (5)     Total fee paid:

|_|     Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)     Amount Previously Paid:
        (2)     Form, Schedule or Registration Statement No.:
        (3)     Filing Party:
        (4)     Date Filed:

                                ACETO CORPORATION

                                 ONE HOLLOW LANE
                        LAKE SUCCESS, NEW YORK 11042-1215
                               TEL. (516) 627-6000




                                                     October 22, 2004


Dear Fellow Shareholder:

        I take pleasure in inviting each of you to attend Aceto Corporation's annual meeting of shareholders to be held on Thursday, December 2, 2004 at 10:00 a.m., Eastern Standard Time, at the Company's offices, One Hollow Lane, Lake Success, New York. I am pleased to provide you with your Company's annual report and the proxy statement attached to this letter.

        Please use this opportunity to take part in our affairs by voting on the business to come before this meeting. You may vote your shares at the annual meeting by marking your votes on the enclosed proxy card, signing and dating it, and mailing it in the enclosed envelope.

        I look forward to seeing you at the annual meeting and thank you for your continued support.

                                           Sincerely,



                                           Leonard S. Schwartz
                                           Chairman of the Board, President and
                                           Chief Executive Officer

                                ACETO CORPORATION

                                 ONE HOLLOW LANE
                        LAKE SUCCESS, NEW YORK 11042-1215
                               TEL. (516) 627-6000




                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Aceto Corporation:

We hereby notify you that the annual meeting of shareholders of Aceto Corporation, a New York corporation (the "Company"), will be held on Thursday, December 2, 2004, at 10:00 a.m., Eastern Standard Time, at the Company's offices indicated above for the following purposes:

        o to elect seven directors to the board of directors to hold office for the following year and until their successors are elected;

        o to ratify the appointment of KPMG LLP as the Company's independent auditors; and

        o to transact any other business that may properly come before the meeting or any adjournment thereof.


The matters listed in this notice of meeting are described in the accompanying proxy statement. The Company's board of directors has fixed the close of business on October 7, 2004 as the record date for this year's annual meeting You must be a shareholder of record at that time to be entitled to notice of the annual meeting and to vote at the annual meeting.

                             YOUR VOTE IS IMPORTANT

Even if you plan to attend the meeting, please promptly complete, sign, date and return the enclosed proxy card in the envelope provided so that your vote will be counted if you later decide not to attend the meeting. No postage is required if the proxy card is mailed in the United States.


                                       By order of the board of directors,


                                       Douglas Roth
                                       Chief Financial Officer and
                                       Corporate Secretary

Lake Success, New York
October 22, 2004

                                ACETO CORPORATION

                                 ONE HOLLOW LANE
                        LAKE SUCCESS, NEW YORK 11042-1215
                               TEL. (516) 627-6000

                               -------------------
                                 PROXY STATEMENT
                               -------------------

                               GENERAL INFORMATION

INFORMATION ABOUT PROXY SOLICITATION

This proxy statement is being furnished to holders of shares as of the record date of the common stock, $0.01 par value per share, of Aceto Corporation (the "Company"), a New York corporation, in connection with the Company's annual meeting to be held on Thursday, December 2, 2004 at 10:00 a.m. Eastern Standard Time, at the Company's offices. We sent you this proxy statement because our board of directors is soliciting your proxy to vote your shares at the annual meeting and at any adjournment. This proxy statement summarizes information that we are required to provide to you under the rules of the United States Securities and Exchange Commission and the Nasdaq Stock Market, Inc., which information is designed to assist you in voting your shares. The purposes of the meeting and the matters to be acted on are stated in the accompanying notice of annual meeting of shareholders. At present, the board of directors knows of no other business that will come before the meeting.

We will begin mailing these proxy materials on or about October 22, 2004. The Company will bear the cost of its solicitation of proxies. The original solicitation of proxies by mail may be supplemented by personal interview, telephone, and facsimile by the directors, officers and employees of the Company. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held by such persons, and the Company may reimburse those custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in doing so.

INFORMATION ABOUT VOTING

Q:      WHY AM I RECEIVING THESE MATERIALS?

A: The board of directors is providing these proxy materials to you in connection with the Company's annual meeting of shareholders, which will take place on December 2, 2004. As a shareholder, you are invited to attend the annual meeting and to vote on the items of business described in this proxy statement.

Q:      WHAT INFORMATION IS CONTAINED IN THESE MATERIALS?

A: The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of directors and the most highly paid executive officers, and certain other required information. A copy of our annual report is also enclosed.

Q:      WHAT ITEMS OF BUSINESS WILL BE VOTED ON AT THE ANNUAL MEETING?

A: The two items of business scheduled to be voted on at the annual meeting are: (1) election of directors; and (2) ratification of the independent auditors. We will also consider any other business that properly comes before the annual meeting.

Q:      HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE?

A: The board of directors recommends that you vote your shares FOR each of the nominees to the board on the proxy card included with this proxy statement and FOR ratification of the independent auditors.

Q:      WHAT SHARES CAN I VOTE?

A: You may vote all shares owned by you as of the close of business on October 7, 2004, the record date. These shares include: (1) shares held directly in your name as a shareholder of record; and (2) shares held for you, as the beneficial owner, through a broker or other nominee, such as a bank.

Q: WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

A: Most shareholders of the Company hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

        If your shares are registered directly in your name with the Company's transfer agent, The Bank of New York, you are considered, with respect to those shares, the shareholder of record and these proxy materials are being sent directly to you by the Company. As the shareholder of record, you have the right to grant your proxy directly to the board of directors or to vote in person at the meeting. The board of directors has enclosed or sent a proxy card for you to use.

        If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in "street name," and these proxy materials are being forwarded to you by your broker or nominee together with a voting instruction card. As the beneficial owner, you have the right to direct your broker or nominee how to vote and are also invited to attend the annual meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a "legal proxy" from the broker or nominee that holds your shares, giving you the right to vote the shares. Your broker or nominee has enclosed or provided voting instructions for you to use in directing the broker or nominee how to vote your shares.

Q:      HOW CAN I ATTEND THE ANNUAL MEETING?

A: You are entitled to attend the annual meeting only if you were a shareholder of the Company or joint holder as of the close of business on October 7, 2004, or you hold a valid proxy for the annual meeting. You should be prepared to present photo identification for admittance. If you are not a record holder but hold shares through a broker or nominee (that is, in "street name"), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to October 7, 2004, a copy of the voting instruction card provided by your broker or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the annual meeting. The annual meeting will begin promptly at 10:00 a.m. Eastern Standard Time. Check-in will begin at 9:00 a.m., and you should allow ample time for the check-in procedures.

Q:      HOW CAN I VOTE MY SHARES IN PERSON AT THE ANNUAL MEETING?

A: You may vote in person at the annual meeting any shares that you hold as the shareholder of record. You may only vote in person shares held in street name if you obtain from the broker or nominee that holds your shares a "legal proxy" giving you the right to vote the shares.

Q:      HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE ANNUAL MEETING?

A: Whether you hold shares directly as the shareholder of record or beneficially in street name, you may without attending the meeting direct how your shares are to be voted. If you are a shareholder of record, you may vote by granting a proxy. If you hold shares in street name, you may vote by submitting voting instructions to your broker or nominee. Each record holder of Company common stock may submit a proxy by completing, signing, and dating a proxy card and mailing it in the accompanying pre-addressed envelope. Each shareholder who holds shares in street name may vote by mail by completing, signing, and dating a voting instruction card provided by the broker or nominee and mailing it in the accompanying pre-addressed envelope.

Q:      CAN I CHANGE MY VOTE?

A: You may change your vote at any time prior to the vote at the annual meeting. For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially, you may change your vote by submitting new voting instructions to your broker or nominee or, if you have obtained a "legal proxy" from your broker, or nominee giving you the right to vote your shares, by attending the meeting and voting in person. You may also change your vote by sending a written notice of revocation to Mr. Douglas Roth, Chief Financial Officer and Corporate Secretary, Aceto Corporation, One Hollow Lane, Lake Success, New York 11042.

Q:      WHO CAN HELP ANSWER MY QUESTIONS?

A: If you have any questions about the annual meeting or how to vote or revoke your proxy, you should contact Mr. Terry Steinberg, Vice President, Administration and Assistant Corporate Secretary, by mail to Aceto Corporation, One Hollow Lane, Lake Success, New York 11042 or by phone at 516-627-6000. Also, if you need additional copies of this proxy statement or voting materials, you should contact Mr. Steinberg.

Q:      HOW ARE VOTES COUNTED?

A: In the election of directors, you may vote FOR all of the seven nominees or you may direct your vote to be WITHHELD with respect to one or more of the seven nominees. With respect to ratification of the independent auditors, you may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN, it has the same effect as a vote AGAINST. If you provide specific instructions, your shares will be voted as you instruct. If you sign your proxy card or voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the board of directors (FOR all of the Company's nominees and FOR ratification of the independent auditors and, in the discretion of the proxy holders, on any other matters that properly come before the meeting). If any other matters properly arise at the meeting, your proxy, together with the other proxies received, will be voted at the discretion of the proxy holders.

Q:      WHAT IS A QUORUM AND WHY IS IT NECESSARY?

A: Conducting business at the meeting requires a quorum. The presence, either in person or by proxy, of the holders of a majority of the Company's shares of common stock outstanding on October 7, 2004 is necessary to constitute a quorum. Under the New York Business Corporation Law, and the Company's articles of incorporation and by-laws, abstentions are treated as present for purposes of determining whether a quorum exists.

Q:      WHAT IS THE VOTING REQUIREMENT TO APPROVE EACH OF THE PROPOSALS?

A: In the election of directors, the seven persons receiving the highest number of FOR votes at the annual meeting will be elected. Accordingly, abstentions and broker non-votes do not have the effect of a vote for or against the election of any nominee. You do not have the right to cumulate your votes. All other proposals require the affirmative "FOR" vote of a majority of those shares present in person or represented by proxy and entitled to vote on that proposal at the annual meeting. Accordingly, abstentions on other proposals will have the same effect as a vote against the proposal. In addition, where brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions (commonly referred to as "broker non-votes"), those shares will not be included in the vote totals. Broker non-votes will not have the effect of a vote for or against other proposals. A list of shareholders entitled to vote at the annual meeting will be available at the annual meeting for examination by any shareholder.

Q:      WHAT SHOULD I DO IF I RECEIVE MORE THAN ONE SET OF VOTING MATERIALS?

A: You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date, and return each proxy card and voting instruction card that you receive.

Q:      WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

A: We intend to announce preliminary voting results at the annual meeting and publish final results in our Quarterly Report on Form 10-Q for the fiscal quarter ending December 31, 2004.

Q:      WHAT HAPPENS IF ADDITIONAL MATTERS ARE PRESENTED AT THE ANNUAL MEETING?

A: Other than the two items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. However, if you grant a proxy, the persons named as proxy holders, Leonard S. Schwartz, the Company's Chairman, President and Chief Executive Officer, and Douglas Roth, the Company's Chief Financial Officer and Secretary, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for any one or more other candidates nominated by the board of directors.

Q:      WHAT SHARES ARE ENTITLED TO BE VOTED?

A: Each share of the Company's common stock issued and outstanding as of the close of business on October 7, 2004, the record date, is entitled to be voted on all items being voted at the annual meeting, with each share being entitled to one vote. On the record date, 16,065,480 shares of the Company's common stock were issued and outstanding.

Q:      WHO WILL COUNT THE VOTES?

A:      One or more inspectors of election will tabulate the votes.

Q:      IS MY VOTE CONFIDENTIAL?

A: Proxy instructions, ballots, and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within the Company or to anyone else, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; or (3) to facilitate a successful proxy solicitation.

Q:      WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE ANNUAL MEETING?

A: The board of directors is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. Certain of our directors, officers and employees, without any additional compensation, may also solicit your vote in person, by telephone or by electronic communication. On request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.

Q: MAY I PROPOSE ACTIONS FOR CONSIDERATION AT NEXT YEAR'S ANNUAL MEETING OF SHAREHOLDERS?

A: You may submit proposals for consideration at future shareholder meetings. However, in order for a shareholder proposal to be considered for inclusion in the Company's proxy statement for the annual meeting next year, the written proposal must be received by the corporate secretary of the Company no later than June 18, 2005. Such proposals also will need to comply with United States Securities and Exchange Commission regulations under Proxy Rule 14a-8 regarding the inclusion of shareholder proposals in company-sponsored proxy materials.

                    ACTIONS TO BE TAKEN AT THE ANNUAL MEETING

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

THE NOMINEES

The Company's board of directors is proposing a slate of directors that consists of seven incumbent directors. The nominees are set forth in the table below.


        NAME                    AGE                      POSITION                 DIRECTOR SINCE
     ----------                ------            --------------------------       --------------
Leonard S. Schwartz (1)          58          Chairman, President and CEO               1991
Samuel I. Hendler (1)            82          Director                                  1990
Robert A. Wiesen (1)             53          Director                                  1994
Stanley H. Fischer (1)           61          Director                                  2000
Albert L. Eilender (1)(2)(3)     61          Director                                  2000
Ira S. Kallem (2)                56          Director                                  2002
Hans C. Noetzli (2)              63          Director                                  2002

--------------------------------------------------------------------------------
(1)     This director is a member of the executive compensation committee.
(2)     This director is a member of the audit committee.
(3)     This director is designated the lead independent director.

It is the intention of the persons named in the accompanying proxy card to vote all shares of common stock for which they have been granted a proxy for the election of the nominees, each to serve as a director until the next annual meeting of shareholders and until his or her successor shall have been duly elected and qualified. All the nominees have consented to being named in this proxy statement and to serve as a director if elected.

At the time of the annual meeting, if any of the nominees named above is not available to serve as director (an event that the board of directors does not currently have any reason to anticipate), all proxies will be voted for any one or more other persons that the board of directors designates. The board of directors believes that it is in the best interests of the Company to elect the above-described slate of directors.

INFORMATION ABOUT THE NOMINEES

No director or executive officer of the Company is related to any other director or executive officer. None of the Company's officers or directors hold any directorships in any other public company. A majority of our board members are independent.

Set forth below is the principal occupation of the nominees, the business experience of each for at least the past five years and certain other information relating to the nominees.

LEONARD S. SCHWARTZ. Mr. Schwartz has served as Chairman and Chief Executive Officer of the Company since July 1, 1997 and President since July 1, 1996. After joining the Company in 1969, Mr. Schwartz, a chemist by training, developed the Company's industrial chemicals business and had a key role in the management of the Company's subsidiaries.

SAMUEL I. HENDLER. Mr. Hendler has been engaged in the private practice of law in New York since 1949 and has been retained as counsel to the Company for more than 50 years. Mr. Hendler is a director of Pneumercator Company, Inc., a privately held company based in Farmingdale, New York. Mr. Hendler is a member of the Corporation Law Committee and the Securities and Banking Law Committee of the Nassau County Bar Association.

ROBERT A. WIESEN. Mr. Wiesen is an attorney and partner in the law firm of Clifton Budd & DeMaria. He joined this law firm in 1979 subsequent to his employment with the National Labor Relations Board. He has handled matters for the Company relating to labor and employment law for over ten years and he has written and lectured on labor law.

STANLEY H. FISCHER. Mr. Fischer is President of Fischer and Burstein P.C., a law firm. Mr. Fischer received a J.D. degree from New York University School of Law. He has been a practicing attorney for more than 30 years and has advised and represented corporate entities in matters relative to internal matters, mergers, acquisitions, real estate and litigation. He is a member of the American Bar Association, the New York Bar Association, the Association of the Bar of the City of New York, the Association of Trial Lawyers of America, New York State Trial Lawyers and the Nassau County Bar Association. He is a member of various professional committees including the International Law Section of the New York State Bar.

ALBERT L. EILENDER. Mr. Eilender is the sole owner of Waterways Advisory Services, a firm specializing in advising companies on developing and evaluating options relative to mergers, acquisitions and strategic partnerships in the chemical industry. He has more than 30 years of diverse senior level experience in the specialty chemicals and pharmaceutical industry and has had direct financial responsibility for managing businesses up to $300 million in revenues, with significant experience in mergers, acquisitions and joint ventures, both domestically and internationally. He has also served on the boards of numerous industry trade associations during his career.

IRA S. KALLEM. Mr. Kallem has been a practicing accountant, part-time, at Wiener, Frushtick & Straub, Certified Public Accountants, since September 2000. In June 1994, Mr. Kallem co-founded Mateo Express, Inc., an international money transfer company and served as Chief Financial Officer and Director until May 2000. Previously, he was a Senior Partner at Shine & Company, Certified Public Accountants.

HANS C. NOETZLI. Mr. Noetzli is the Chairman of Schweizerhall, Inc., a wholly owned subsidiary of Schweizerhall Holding AG, Basel, Switzerland. Mr. Noetzli holds a degree in Business Administration. He has more than 30 years experience in the fine chemicals industry. Prior to assuming his present position, he served in many executive functions of the Alusuisse-Lonza Group, among them as Chief Executive Officer of Lonza Inc. for 16 years and he was a member of the executive committee of the worldwide Alusuisse-Lonza Group located in Zurich, Switzerland. Mr. Noetzli also served on the board of directors of the Chemical Manufacturing Association, the Swiss-American Chamber of Commerce, New York, as well as other industry associations. Currently, he is a member of the board of directors of IRIX Pharmaceuticals, Inc., a privately owned developer and manufacturer of active pharmaceutical ingredients.

INFORMATION ABOUT THE COMPANY'S COMMITTEES

AUDIT COMMITTEE

The audit committee is comprised of Ira S. Kallem (Chairman), Albert L. Eilender and Hans C. Noetzli. The audit committee is responsible for recommending the Company's independent auditor and reviewing management actions in matters relating to audit functions. The committee reviews with the Company's independent auditors the scope and results of its audit engagement and the Company's system of internal controls and procedures. The committee also reviews the effectiveness of procedures intended to prevent violations of laws. The Committee also reviews, prior to publication, our quarterly earnings releases and reports to the SEC on Form 10-K and Form 10-Q. The report of the audit committee for fiscal year 2004 can be found below under the heading "Proposal
Two: Ratification of Appointment of Independent Auditors."

The audit committee, consistent with the Sarbanes-Oxley Act of 2002 and the rules adopted thereunder, also meets with management and the auditors prior to the filing of officers' certifications with the SEC to request information concerning, among other things, significant deficiencies in the design or operation of internal controls, if any.

Our board has determined that all audit committee members are independent under applicable SEC regulations, and as defined by Rule 4200 (a)(14) of the Nasdaq Marketplace Rules. Our board of directors has determined that Mr. Kallem qualifies as an "audit committee financial expert" as that term is used in
Section 407 of the Sarbanes-Oxley Act of 2002. The audit committee operates under a formal charter that governs its duties and conduct. The charter was attached as an appendix to the Company's 2003 proxy statement, and is published on the Company's corporate website - WWW.ACETO.COM.

The audit committee has adopted a Non-Retaliation Policy and a Complaint Monitoring Procedure to enable confidential and anonymous reporting regarding financial irregularities, if any.

COMPENSATION COMMITTEE

The executive compensation committee is comprised of Leonard S. Schwartz (Chairman), Samuel I. Hendler, Robert A. Wiesen, Stanley H. Fischer and Albert
L. Eilender. The executive compensation committee is responsible for recommending the remuneration of the Company's executive officers, including recommendations with respect to the Company's stock option plans. The executive compensation committee operates under formal charter that governs its duties and conduct. The charter is published on the Company's corporate website.

BOARD NOMINATIONS

The Company's board of directors does not have a nominating committee. Instead, nominations for director are made by the full board of directors. The board believes this process is preferable because it wishes to involve all of its directors in the nomination process.

The Company's board has determined that candidates for director should have certain minimum qualifications, including being able to understand basic financial statements, being over 21 years of age, having relevant business experience, and having high moral character. The board of directors retains the right to modify these minimum qualifications from time to time.

In evaluating an incumbent director whose term of office is set to expire, the board of directors reviews that director's overall service to the Company during that director's term, including the number of meetings attended, level of participation, quality of performance, and any transactions with the Company engaged in by that director during his or her term.

When selecting a new director nominee, the committee first determines whether the nominee must be independent for Nasdaq purposes or whether the candidate must qualify as an "Audit Committee Financial Expert," as that term is used in section 407 of the Sarbanes-Oxley Act of 2002. The board then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. Each director then has an opportunity to privately interview each nominee if he or she deems it necessary. The board then meets to consider the candidates' qualifications and chooses candidates by a unanimous vote.

Shareholders wishing to directly recommend candidates for election to the board of directors at an annual meeting must do so by giving notice in writing to Leonard S. Schwartz, Chairman, Aceto Corporation, One Hollow Lane, Lake Success, New York 11042. Any such notice must, for any given annual meeting, be delivered to the Chairman not less than 120 days prior to the anniversary of the preceding year's annual meeting. The notice must state (1) the name and address of the shareholder making the recommendations, (2) the name, age, business address, and residential address of each person recommended, (3) the principal occupation or employment of each person recommended, (4) the class and number of shares of Aceto shares that are beneficially owned by each person recommended and by the recommending shareholder, (5) any other information concerning the persons recommended that must be disclosed in nominee and proxy solicitations in accordance with Regulation 14A of the Securities Exchange Act of 1934, and (6) a signed consent of each person recommended stating that he or she consents to serve as a director of the Company if elected.

The board of directors will consider and vote on any recommendations so submitted. In considering any person recommended by a shareholder, the committee will look for the same qualifications that it looks for in any other person that it is considering for a position on the board of directors.

Any shareholder nominee proposed by the board of directors for election at the next annual meeting of shareholders will be included in the company's proxy statement for that annual meeting.

BOARD AND COMMITTEE MEETINGS

During the Company's fiscal year ended June 30, 2004, the board of directors held five meetings and acted by unanimous written consent three times. Each director attended more than 75% of the board meetings and meetings of the board committees on which he served.

During the Company's fiscal year ended June 30, 2004, the executive compensation committee met four times, and the audit committee met nine times.

At each scheduled meeting of the board of diectors, the independent members of the board of directors meet separately in executive session without management being present. A lead director elected by the independent directors is responsible for chairing such executive sessions. Currently the lead director is Albert L. Eilender.

DIRECTOR ATTENDANCE AT ANNUAL MEETINGS

Our directors are encouraged, but not required, to attend the annual meeting of shareholders. All of our directors attended the 2003 annual meeting of shareholders.

COMMUNICATIONS BY OUR SHAREHOLDERS TO THE BOARD OF DIRECTORS

Our board of directors recommends that shareholders direct to the Company's corporate secretary any communications intended for the board of directors. Shareholders can send communications by e-mail to droth@aceto.com, by facsimile to (516) 627-6093, or by mail to Douglas Roth, Chief Financial Officer and Secretary, Aceto Corporation, One Hollow Lane, Lake Success, New York 11042.

This centralized process will assist the board in reviewing and responding to shareholder communications in an appropriate manner. If a shareholder wishes to direct any communication to a specific board member, the name of that board member should be noted in the communication. The board of directors has instructed the corporate secretary to forward shareholder correspondence only to the intended recipients, but the board has also instructed the corporate secretary to review all shareholder correspondence and, in his discretion, not forward any items that he deems to be of a commercial or frivolous nature or otherwise inappropriate for the board's consideration. Any such items may be forwarded elsewhere in the Company for review and possible response.

CORPORATE GOVERNANCE

The Company operates within a comprehensive plan of corporate governance for the purpose of defining responsibilities, setting high standards of professional and personal conduct and assuring compliance with those responsibilities and standards. In July 2002, Congress passed the Sarbanes-Oxley Act of 2002 which, among other things, establishes, or provides the basis for, a number of new corporate governance standards and disclosure requirements. In addition, the Nasdaq Stock Market, Inc. has recently made changes to its corporate governance and listing requirements. The board of directors has initiated numerous actions consistent with these new rules and will continue to regularly monitor developments in the area of corporate governance.

CODE OF ETHICS FOR WORLDWIDE FINANCIAL MANAGEMENT

The Company has adopted a Code of Ethics for Worldwide Financial Management that sets forth standards of ethics for the Company's principal executive officer and senior financial officers, violations of which are reported to the audit committee. This Code of Ethics was attached as an appendix to the Company's 2003 proxy statement, and is published on the Company's corporate website.

CODE OF BUSINESS CONDUCT FOR ALL ACETO EMPLOYEES

The Company has adopted a Code of Business Conduct for all Aceto Employees that includes provisions ranging from restrictions on gifts to conflicts of interest. All employees are required to affirm in writing their acceptance of the code. The Code of Business Conduct was attached as an appendix to the Company's 2003 proxy statement, and is published on the Company's corporate website.

NASDAQ CODE OF BUSINESS CONDUCT AND ETHICS

The Company also adopted a Code of Business Conduct and Ethics for all Aceto directors and employees in accordance with Nasdaq Qualitative Listing Requirement 4350(n). This Code of Conduct is published on the Company's corporate website.

DISCLOSURE COMMITTEE

The Company has formed a disclosure committee, comprised of senior management, including senior financial personnel, to formalize processes to ensure accurate and timely disclosure in Aceto's periodic reports filed with the United States Securities and Exchange Commission and to implement certain disclosure controls and procedures. The disclosure committee operates under a formal charter that governs its duties and conduct. The charter was attached as an appendix to the Company's 2003 proxy statement, and is published on the Company's corporate website.

PERSONAL LOANS TO EXECUTIVE OFFICERS AND DIRECTORS

The Company's policy has always been to not extend personal loans or other terms of personal credit to its directors and officers, and it will comply with the recently enacted legislation prohibiting such personal loans and other forms of personal credit.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16 of the Exchange Act, the Company's directors and executive officers and beneficial owners of more than 10% of the Company's Common Stock are required to file certain reports, within specified time periods, indicating their holdings of and transactions in the Common Stock and derivative securities. Based solely on a review of such reports provided to the Company and written representations from such persons regarding the necessity to file such reports, the Company is not aware of any failures to file reports or report transactions in a timely manner during the Company's fiscal year ended June 30, 2004.

EXECUTIVE COMPENSATION

The following table shows, for the last three fiscal years, compensation information for Leonard S. Schwartz, the Company's Chief Executive Officer, and the next four most highly compensated executives, as well as an additional executive who is no longer employed by the Company. Other tables that follow provide more detail about the specific type of compensation.


                                                 SUMMARY COMPENSATION TABLE
                                                 --------------------------


                                          ANNUAL COMPENSATION                            LONG TERM COMPENSATION
                                   ----------------------------------   -------------------------------------------------------
                                                                         RESTRICTED
NAME AND                                                                    STOCK        OPTIONS/(1)           ALL OTHER
PRINCIPAL POSITION                  YEAR         SALARY       BONUS        AWARDS            SARS           COMPENSATION (2)
-------------------------          ------       --------    ---------   -------------   -------------   -----------------------
Leonard S. Schwartz                 2004        $383,245     $715,900              -        18,000              $571,034
  President, Chairman               2003         368,505      703,135        $12,765        81,000               321,155
   and Chief Executive Officer      2002         354,332      584,527         26,073        22,500                90,267

Frank DeBenedittis                  2004        $222,263     $240,000              -         6,000               $50,395
  Senior  Vice President            2003         213,844      256,500        $13,500        27,000                49,128
                                    2002         203,625      196,622          8,378         9,000                42,459

Vincent Miata                       2004        $223,673     $220,000              -         6,000               $40,473
 Senior  Vice President             2003         215,070      200,000              -        27,000                39,128
                                    2002         202,129      160,000              -         9,000                35,502

Axel Mueller (3)                    2004        $213,577     $100,000              -         6,000               $26,974
  Vice President,                   2003         254,212      160,000        $40,000        27,000                33,535
   International                    2002         202,003      120,000         30,000         6,750                27,030

Michael Feinman                     2004        $177,758     $132,000              -         6,000               $37,243
  President, Aceto                  2003         171,429       96,625        $13,375        27,000                32,299
  Agricultural Chemicals Corp.      2002         164,836       78,006         16,994         9,000                27,367

Douglas Roth                        2004        $195,766      $67,200        $16,800         6,000               $31,393
  Chief Financial Officer           2003         188,352       56,000         14,000        27,000                28,397
                                    2002         181,108       32,000          8,000         6,750                23.694

(1) All figures have been adjusted to reflect the 3-for-2 stock dividends paid in January 2004 and 2003, as appropriate.
(2) Represents contributions to retirement plans and compensation recognized from the issuance of premium shares on restricted stock.
(3)     Dr. Mueller resigned from the Company effective March 31, 2004.

                     STOCK OPTION GRANTS IN LAST FISCAL YEAR
                     ---------------------------------------

The following table contains information regarding the grant of stock options in the fiscal year ended June 30, 2004 to the named executives.


                                               % OF TOTAL                                     POTENTIAL REALIZABLE VALUE AT
                               NUMBER OF         OPTIONS                                        ASSUMED ANNUAL RATES OF
                               SECURITIES      GRANTED TO                                     STOCK PRICE APPRECIATION FOR
                               UNDERLYING       EMPLOYEES    EXERCISE OR                             OPTION TERM (1)
                             OPTIONS GRANTED    IN FISCAL    BASE PRICE      EXPIRATION       ----------------------------
             NAME             (# OF SHARES)       YEAR         ($/SH)           DATE              5%                10%
        --------------       ---------------   -----------   ----------      ----------         ------            ------
Leonard S. Schwartz            18,000 (2)          7%          $12.33         8/5/2013         $139,615          $353,811
Frank DeBenedittis              6,000 (2)          2%           12.33         8/5/2013           46,538           117,937
Vincent Miata                   6,000 (2)          2%           12.33         8/5/2013           46,538           117,937
Axel Mueller                    6,000 (2)          2%           12.33         8/5/2013           46,538           117,937
Michael Feinman                 6,000 (2)          2%           12.33         8/5/2013           46,538           117,937
Douglas Roth                    6,000 (2)          2%           12.33         8/5/2013           46,538           117,937

--------------------------------------------------------------------------------
(1) The dollar amounts illustrate value that might be realized upon exercise of the options immediately prior to the expiration of their term, at the specific compounded rates of appreciation set by the Securities and Exchange Commission (5% and 10%) and are not, therefore, intended to be forecasts by the Company of possible future appreciation of the stock price of the Company.

(2) On August 5, 2003, the Company granted incentive stock options to Messrs. Schwartz, DeBenedittis, Miata, Mueller, Feinman and Roth to purchase common stock of the Company under the Company's 2002 Stock Option Plan. All of these options vest at the rate of 20% per year beginning December 15, 2004, subject to acceleration if the stock price exceeds pre-determined levels for a period of time. All share amounts have been adjusted to reflect the 3-for-2 stock dividend paid in January 2004.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES
                        ---------------------------------

The following table contains information regarding the exercise of stock options by the named executives in the fiscal year ended June 30, 2004 and the value of unexercised options held by such persons on June 30, 2004.

                                                                NUMBER OF SECURITIES      VALUE OF UNEXERCISED IN-THE-
                                                               UNDERLYING UNEXERCISED           MONEY OPTIONS AT
                                SHARES                          OPTIONS AT FY-END (1)              FY-END (1)
                             ACQUIRED ON                     ---------------------------  ---------------------------
           NAME              EXERCISE (1)   VALUE REALIZED    EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
   -------------------      --------------  --------------   ---------------------------  ---------------------------
Leonard S. Schwartz             219,375       $1,904,625        373,500       18,000       $4,875,255     $94,860
Frank DeBenedittis               14,625          129,656         27,000        6,000          301,860      31,620
Vincent Miata                    13,500          117,918         41,625        6,000          495,574      31,620
Michael Feinman                  12,000           92,008         27,000        6,000          301,860      31,620
Axel Mueller                     27,000          216,594              -            -                -           -
Douglas Roth                     13,900          121,958         13,100        6,000          146,458      31,620

--------------------------------------------------------------------------------
(1) The dollar value of each exercisable and unexercisable option was calculated by multiplying the number of shares of common stock underlying the option by the difference between the exercise price of the option and the closing price of the Company's common stock on June 30, 2004 ($17.60). All share amounts have been adjusted to reflect the 3-for-2 stock dividend, as appropriate.

COMPENSATION OF DIRECTORS

Directors of the Company who are not also employees currently receive $30,000 per year for serving on the board of directors plus fees ranging from $1,000 to $2,500 for each committee or special board meeting attended. In addition, the lead independent director receives $5,000 per year for serving in such capacity. Directors of the Company who are also employees are not compensated for their services as Directors.

On August 5, 2003, the Company granted each of Messrs. Eilender, Hendler, Wiesen, Fischer, Noetzli and Kallem 6,750 non-qualified stock options, adjusted to reflect the effect of the 3-for-2 stock dividend paid January 2, 2004, pursuant to the 2002 Stock Option Plan. Each option vests on December 15, 2004, is exercisable at $12.33 (adjusted) and expires 10 years from the date of grant.

EMPLOYMENT AGREEMENTS

The Company has no employment agreements with its senior executives.

LIMITS ON LIABILITY AND INDEMNIFICATION

The Company's Articles of Incorporation eliminate the personal liability of its directors to the Company and its shareholders for monetary damages for breach of the directors' fiduciary duties in certain circumstances. The articles of incorporation further provide that the Company will indemnify its officers and directors to the fullest extent permitted by law. The Company believes that such indemnification covers at least negligence and gross negligence on the part of the indemnified parties. Insofar as indemnification for liabilities under the Securities Act may be permitted to directors, officers, and controlling persons of the Company pursuant to the foregoing provisions or otherwise, the Company has been advised that in the opinion of the United States Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

EXECUTIVE COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Members of the executive compensation committee, with the exception of Leonard
S. Schwartz, have never served as officers or employees of the Company or any of our subsidiaries. During the last fiscal year, none of our senior executives served on the board of directors or committee of any other entity whose officers served either on our board of directors or executive compensation committee.

REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE

The executive compensation committee of the board of directors, is comprised of Leonard S. Schwartz (Chairman), Stanley H. Fischer, Samuel I. Hendler, Albert L. Eilender and Robert A. Wiesen, and makes recommendations to the Board with respect to the remuneration of the Company's executive officers.

The Company's compensation policy has been designed to enable the Company to attract, retain and motivate executives whose enthusiasm and abilities will contribute to the growth of its business and result in maximum profitability to the Company and its shareholders, by providing salaries and benefits competitive with those offered by other companies in the chemical industry. The executive compensation program includes base salary, annual incentive compensation (cash bonuses), and long term incentive compensation (awards under the Company's stock option plans).

Base salaries are set at levels competitive within the chemical industry. Because of the way the Company operates its business, the contributions of its executives significantly affect corporate profitability. Bonuses (which can exceed base salary) are paid to reflect the extent of such contributions. The Company's Chief Executive Officer also is the Chairman of the Board, and President of the Company. The bonuses paid to the Chief Executive Officer and to the Secretary/Treasurer, who is the Chief Financial Officer, are intended to reflect the Company's overall performance.

The three highest paid executives, other than the Chief Executive Officer, are each responsible for the performance of one of the Company's principal profit centers. Internally generated performance records are kept on a monthly and yearly basis for these profit centers, and each center's profitability is compared in the current year to the previous year.

Other factors considered in determining the bonuses of individual executives are the individual's own performance and the overall performance of the Company. The compensation committee determines each bonus primarily based on this data, also taking into account the long term contributions of each individual.

The Chief Executive Officer's compensation was determined on the basis of the same factors utilized to compensate other executives, taking into consideration total compensation comparisons of top executives of corporations in the chemical industry. The Chief Executive Officer is not present at the time that his compensation is evaluated and determined.

The executive compensation committee operates under a formal charter that governs its duties and conduct. The charter is published on the Company's website.

Submitted October 7, 2004 by members of the executive compensation committee

Leonard S. Schwartz (Chairman)
Albert L. Eilender
Stanley H. Fischer
Samuel I. Hendler
Robert A. Wiesen


REPORT OF THE AUDIT COMMITTEE

The audit committee is comprised of Ira S. Kallem (Chairman), Albert L. Eilender and Hans C. Noetzli. Each of these directors meets the independence and expertise requirements of the SEC and the Nasdaq Stock Market, Inc. The audit committee recommends the engagement of the Company's independent auditor and reviews and considers actions of management in matters relating to audit functions. The audit committee also reviews with the independent auditor the scope and results of its audit engagement, the Company's system of internal controls and procedures, and reviews the effectiveness of procedures intended to prevent violations of laws. In fulfilling its responsibilities, the audit committee has reviewed and discussed the audited consolidated financial statements for the Company for the fiscal year ended June 30, 2004 with the Company's management and KPMG LLP, the Company's independent auditors.

Pursuant to the Sarbanes-Oxley Act of 2002, in September 2003 the audit committee established the Aceto Corporation Audit Committee Pre-Approval Policy whereby the Committee is required to pre-approve the audit fees, and the provision of certain tax and other non-audit related services by KPMG LLP after KPMG LLP provides a detailed description of the services to be performed and specific fee estimates for each such service. The audit committee limits the engagement by the Company of KPMG LLP for non-audit services and tax services to those circumstances where the services are considered integral to the audit services that it provides, or in which there is another compelling rationale for using its services. The audit committee considered the provision by KPMG LLP of the below mentioned tax services and other non-audit services and concluded that the provision of these services was compatible with maintaining the independence of KPMG LLP.

The audit committee has discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with audit committees." In addition, the audit committee has received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1, "Independence Discussions with audit committees" and has discussed with KPMG LLP its independence from the Company and its management.

Finally, in reliance on the reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited consolidated financial statements for the Company for the fiscal year ended June 30, 2004 be included in our Annual Report on Form 10-K for the year ended June 30, 2004 which has been filed with the United States Securities and Exchange Commission.

Respectfully submitted October 7, 2004 by the members of the audit committee.

Ira S. Kallem (Chairman)
Albert L. Eilender
Hans C. Noetzli

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
         --------------------------------------------------------------

The following table sets forth, as of October 7, 2004, the number and percentage of shares of the Company's outstanding common stock owned by each named executive officer, each director and each person that, to the best of the Company's knowledge, owns more than 5% of the Company's issued and outstanding common stock, and all named executive officers and directors as a group. Unless indicated otherwise the business address of each person is c/o Aceto Corporation, One Hollow Lane, Lake Success, New York 11042.


                                          NUMBER OF SHARES
                                            BENEFICIALLY
  NAME AND ADDRESS OF                     OWNED (EXCLUDING        EXERCISABLE STOCK       TOTAL BENEFICIAL
    BENEFICIAL OWNER                     STOCK OPTIONS) (1)          OPTIONS (2)              OWNERSHIP            PERCENT (3)
  --------------------                   ------------------      -------------------     ------------------     -----------------
Leonard S. Schwartz                            109,403                 573,500                  682,903               4.1%

Frank DeBenedittis                              19,780                  47,000                   66,780                 *

Vincent Miata                                   20,541                  61,625                   82,166                 *

Michael Feinman                                 12,205                  47,000                   59,205                 *

Axel Mueller (4)                                 8,805                       -                    8,805                 *

Douglas Roth                                     4,375                  33,100                   37,475                 *

Samuel I. Hendler                               12,649                  27,000                   39,649                 *

Robert A. Wiesen                                   781                  27,000                   27,781                 *

Stanley H. Fischer                                  --                  15,750                   15,750                 *

Albert L. Eilender                              10,000                  20,250                   30,250                 *

Hans Noetzli                                 1,319,096 (5)              13,500                1,332,596               8.3%

Ira S. Kallem                                       --                  13,500                   13,500                 *

T. Rowe Price Associates, Inc.               1,147,750 (6)                                    1,147,750               7.1%
100 East Pratt Street
Baltimore, MD 21202

Schweizerhall, Inc.                          1,319,096 (7)                                    1,319,096               8.2%
c/o Leonard M. Friedman, CPA
380 Foothill Road
Bridgewater, NJ 08807

All named executive officers and             1,517,635                 879,225                2,396,860              14.1%
directors as a group (11 persons)

--------------------------------------------------------------------------------
* Less than 1%.

(1) Unless otherwise indicated, each person has, or shares with his spouse, sole voting and dispositive power over the shares shown as owned by him.

(2) For purposes of the table, a person is deemed to have "beneficial ownership" of any shares which such person has the right to acquire within 60 days after the record date. Any share which such person has the right to acquire within those 60 days is deemed to be outstanding for the purpose of computing the percentage ownership of such person, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(3)     Based on 16,065,480 shares issued and outstanding as of the record date.

(4)     Axel Mueller resigned from the Company effective March 31, 2004.

(5) These shares are registered in the name of Schweizerhall, Inc., of which Mr. Noetzli is Chairman. These are the same shares listed as owned by Schweizerhall Inc. in the table above. Mr. Noetzli disclaims beneficial ownership of these shares in accordance with Rule 13d-4 of the Exchange Act Rules promulgated pursuant to the Securities Exchange Act of 1934, as amended.

(6) Based on information provided by T. Rowe Price Associates, Inc. T. Rowe Price Associates, Inc. has sole dispositive and voting power with respect to these shares. These shares are held of record by various individual and institutional investors, including the T. Rowe Price Small-Cap Value Fund, Inc. (which owns 925,000 shares representing 5.8% of the Company's outstanding shares), which T. Rowe Price Associates, Inc. serves as investment advisor with power to direct investments and/or power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934. T. Rowe Price Associates, Inc. is deemed to be the beneficial owner of such securities. T. Rowe Price Associates, Inc., however, disclaims beneficial ownership of these shares in accordance with Rule 13d-4 of the Exchange Act of 1934, as amended.

(7) Represents shares issued in connection with the Company's fiscal 2001 acquisition of the Schweizerhall Pharma distribution division of Schweizerhall Holding AG, and certain assets relating to the pharmaceutical ingredients business of Schweizerhall, Inc., a wholly owned subsidiary of Schweizerhall Holding AG.

                                PERFORMANCE GRAPH
                                -----------------

The following graph compares on a cumulative basis the yearly percentage change, assuming dividend reinvestment, over the last five fiscal years in (a) the total shareholder return on our common stock with (b) the total return on the Standard & Poors 500 Index and (c) the total return on a published line-of-business index
- the Dow Jones U.S. Chemicals Index (the "Peer Group").

The following graph assumes that $100 had been invested in each of the Company, the Standard & Poors 500 Index and the Peer Group on June 30, 1999.

                    5-YEAR CUMULATIVE TOTAL RETURN COMPARISON
                            AMONG ACETO CORPORATION,
            THE S&P 500 INDEX AND THE DOW JONES U.S. CHEMICALS INDEX

                                                                 DOW JONES
                                                                 ---------
                          ACETO CORPORATION     S&P INDEX      U.S. CHEMICALS
                          -----------------     ---------      --------------
        June 30, 1999            100               100              100
        June 30, 2000             98               107               75
        June 30, 2001             92                91               85
        June 30, 2002            101                75               90
        June 30, 2003            270                75               83
        June 30, 2004            388                89              104


                     ASSUMES $100 INVESTED ON JUNE 30, 1999
                          ASSUMES DIVIDEND REINVESTMENT
                        FISCAL YEAR ENDING JUNE 30, 2004

The preceding sections entitled "Executive Compensation" and "Performance Graph" do not constitute soliciting material for purposes of SEC Rule 14a-9, will not be deemed to have been filed with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934, and are not to be incorporated by reference into any other filing that we make with the SEC.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Stanley H. Fischer, a director of the Company, is President of Fischer and Burstein, P.C., a law firm which serves as counsel to the Company on various corporate matters. During fiscal 2004, the Company paid $238,606 to Fischer and Burstein, P.C. for legal services rendered to the Company.

Robert A. Wiesen, a director of the Company, is a partner in Clifton, Budd & DeMaria, a law firm which serves as labor and employment counsel to the Company. During fiscal 2004, the Company paid $67,627 to Clifton, Budd & DeMaria for legal services rendered to the Company.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE SEVEN NOMINEES FOR DIRECTOR.

                                  PROPOSAL TWO

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Company has engaged KPMG LLP as its principal independent public accountants to perform the audit of the Company's financial statements for the fiscal year ending June 30, 2005. KPMG LLP has audited the Company's financial statements since 1971. The Board of Directors, in accordance with the recommendation of the Audit Committee, recommends that KPMG LLP be ratified as the principal accounting firm to be utilized by the Company throughout the year ending June 30, 2005.

The Company anticipates that representatives of KPMG LLP will attend the annual meeting for the purpose of responding to appropriate questions. At the annual meeting, the representatives of KPMG LLP will be afforded an opportunity to make a statement if they so desire.

Fees paid to the auditors:

                                        2004               2003
        Audit Fees                      $521,000           $317,000
        Audit Related Fees              $      -           $      -
        Tax Fees                        $203,000           $183,000
        All Other Fees                  $      -           $      -

Audit fees are fees associated with the annual audit and the reviews of the Company's quarterly reports on Form 10-Q; SEC related matters and acquisition audits. Tax Fees are fees associated with tax services, including tax compliance, tax advice and tax planning.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE SELECTION OF KPMG LLP AS THE COMPANY'S AUDITORS FOR THE 2005 FISCAL YEAR.

SHAREHOLDER PROPOSALS

All shareholder proposals which are intended to be presented at the 2005 Annual Meeting of Shareholders of the Company must be received by the Company no later than June 18, 2005, for inclusion in the board of directors' proxy statement and form of proxy relating to the meeting.

OUR ANNUAL REPORT ON FORM 10-K AND CORPORATE GOVERNANCE COMPLIANCE DOCUMENTS

If you own our common stock, you can obtain copies of our annual report on Form 10-K for the fiscal year ended June 30, 2004 as filed with the SEC, including the financial statements, our committee charters, and our codes of conduct, all without charge, by writing to Mr. Douglas Roth, Chief Financial Officer and Corporate Secretary, Aceto Corporation, One Hollow Lane, Lake Success, New York 11042. You can also access our 2004 Form 10-K on our website at WWW.ACETO.COM by clicking on "Corporate Governance" and then on "SEC Filings". You can also access our committee charters at our website by clicking on "Corporate Governance".

OTHER BUSINESS

The board of directors knows of no other business to be acted upon at the meeting. However, if any other business properly comes before the meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.

The prompt return of the proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the meeting, please sign the proxy and return it in the enclosed envelope.


                                        BY ORDER OF THE BOARD OF DIRECTORS




                                        Douglas Roth
                                        Chief Financial Officer and
                                        Corporate Secretary


Dated: October 22, 2004


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

                                ACETO CORPORATION
                         ANNUAL MEETING OF SHAREHOLDERS
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, revoking all previous proxies, hereby constitutes and appoints Leonard S. Schwartz and Douglas Roth, and each of them, proxies with full power of substitution to vote for the undersigned all shares of Common Stock of Aceto Corporation which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on December 2, 2004 at the Company's offices, One Hollow Lane, Suite 201, Lake Success, New York 11042, at 10:00 a.m., Eastern Standard Time, and at any adjournment thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or refrain from voting as checked on the reverse side upon the matters listed on the reverse side, and otherwise in their discretion.

PLEASE INDICATE HOW YOUR SHARES ARE TO BE VOTED. IF NO SPECIFIC VOTING INSTRUCTIONS ARE GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES "IN ITEM 1 AND "FOR " ITEM 2.

                                ACETO CORPORATION
                                 P.O. BOX 11199
                            NEW YORK, N.Y. 10203-0199

(1)     Election of Directors

FOR all nominees listed below

*EXCEPTIONS:

WITHHOLD AUTHORITY to vote for Nominees: Leonard S. Schwartz, Samuel I. Hendler, Robert A. Wiesen, Stanley H. Fischer, Albert L. Eilender, Ira S. Kallem and Hans
C. Noetzli.

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX ABOVE AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

*Exceptions ____________________________________________________________________

(2) Ratify the appointment of KPMG LLP as the Company's independent auditors for the current fiscal year.

FOR                        AGAINST                   ABSTAIN

(3) In their discretion with respect to such other business as may properly come before the meeting or any adjournment thereof.

Change of Address Mark Here



(PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE.)
NOTE: Please sign exactly as your name appears on this proxy. If shares are held jointly, each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Proxies executed by a corporation should be signed with the full corporate name by a duly authorized officer.

Dated:_____________________________, 2004

___________________________________
(Signature of Shareholder)


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